UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2013

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 12, 2013, the Audit Committee of the Board of Directors of Crumbs Bake Shop, Inc. (the “Company”) concluded, after consulting with management and Rothstein Kass, the Company’s independent registered public accounting firm (“Rothstein”), that the Company’s consolidated financial statements for the year ended December 31, 2011 that were included in the Company’s Annual Report on Form 10-K for the year then ended and the consolidated financial statements for each of the quarters ended September 30, 2012, June 30, 2012, March 31, 2012, September 30, 2011 and June 30, 2011 that were included in the Company’s Quarterly Reports on Form 10-Q for those quarters (collectively, the “Prior Financial Statements”) should no longer be relied upon because of an error in the Prior Financial Statements relating to the Company’s accounting for its outstanding common stock purchase warrants.

As soon as the Company has resolved the issues relating to this error, the Company will restate the Prior Financial Statements to account for the warrants as a derivative liability rather than as a component of equity and will file the restated Prior Financial Statements with the Securities and Exchange Commission (the “SEC”).

The warrants were issued in May 2010 as part of the Company’s initial public offering and are listed for trading on The NASDAQ Capital Market. The terms of the warrants include a provision (the “Price Reduction Provision”) that requires the Company to reduce their exercise price by a stated formula if (i) the Company completes a transaction involving a reclassification or reorganization of the outstanding shares of its common stock, a merger or consolidation in which it is not the surviving company, or a sale of its assets and (ii) at least 70% of the consideration payable to common stockholders as a result of that transaction is not common stock listed on a national securities exchange or the OTC Bulletin Board. Historically, the Company has accounted for the warrants as equity instruments.

In connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2012, the Audit Committee and the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including common stock purchase warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on its evaluation, the Audit Committee concluded that the Company’s warrants are not indexed to the Company’s common stock because the transactions that will trigger the Price Reduction Provision are not inputs to the fair value of the warrants. Accordingly, the existence of the Price Reduction Provision in the warrants requires the Company to classify them as a derivative liability, beginning with the quarter ended June 30, 2011. Under this accounting treatment, the Company is required to measure the fair value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

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The restatements will reflect the reclassification of the warrants from equity to a liability in an amount equal to the fair value of the warrants at the end of each period covered by the Prior Financial Statements. The adjustments are non-cash adjustments and will have no impact on the Company’s cash flows, and will not affect previously reported amounts of cash and cash equivalents, operating expenses or operating income (loss). The Company is still assessing the impact of the adjustments to the warrant values for each of the periods covered by the Prior Financial Statements, but it believes that the effects of the restatements will be as summarized in the following tables:

	As Previously Reported ($)	Adjustments ($)	As Restated ($)

Balance Sheet as of 6/30/2011
Warrant liability	-	14,186,380	14,186,380
Total liabilities	6,686,264	14,186,380	20,872,644
Additional paid-in capital	30,297,103	(3,662,520)	26,634,583
Accumulated retained earnings (deficit)	(851,054)	(6,160,668)	(7,011,722)
Non-controlling interest	8,477,556	(4,363,192)	4,114,364
Total stockholders' equity	22,010,406	(14,186,380)	7,824,026

Statement of Operations for the three months ended 6/30/2011
Change in fair value of warrant liability	-	(6,861,340)	(6,861,340)
Net income (loss) attributable to the controlling and non-controlling interests	(507,861)	(6,861,340)	(7,369,201)
Less: Net (income) loss attributable to non-controlling interest	210,559	2,844,712	3,055,271
Net income (loss) attributable to stockholders	(297,302)	(4,016,628)	(4,313,930)
Net income (loss) per common share, basic and diluted	(0.06)	(0.78)	(0.84)

Statement of Operations for the six months ended 6/30/2011
Change in fair value of warrant liability	-	(10,523,860)	(10,523,860)
Net income (loss) attributable to the controlling and non-controlling interests	(438,653)	(10,523,860)	(10,962,513)
Less: Net (income) loss attributable to non-controlling interest	181,866	4,363,192	4,545,058
Net income (loss) attributable to stockholders	(256,787)	(6,160,668)	(6,417,455)
Net income (loss) per common share, basic and diluted	(0.05)	(1.10)	(1.15)

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	As Previously Reported ($)	Adjustments ($)	As Restated ($)
Balance Sheet as of 9/30/2011
Warrant liability	-	1,909,705	1,909,705
Total liabilities	7,363,370	1,909,705	9,273,075
Additional paid-in capital	30,254,849	(3,662,520)	26,592,329
Accumulated retained earnings (deficit)	(1,764,071)	1,026,098	(737,973)
Non-controlling interest	7,807,848	726,717	8,534,565
Total stockholders' equity	20,385,427	(1,909,705)	18,475,722

Statement of Operations for the three months ended 9/30/2011
Change in fair value of warrant liability	-	12,276,675	12,276,675
Net income (loss) attributable to the controlling and non-controlling interests	(1,559,646)	12,276,675	10,717,029
Less: Net (income) loss attributable to non-controlling interest	646,629	(5,089,909)	(4,443,280)
Net income (loss) attributable to stockholders	(913,017)	7,186,766	6,273,749
Net income (loss) per common share, basic and diluted	(0.17)	1.31	1.14

Statement of Operations for the nine months ended 9/30/2011
Change in fair value of warrant liability	-	1,752,815	1,752,815
Net income (loss) attributable to the controlling and non-controlling interests	(1,998,299)	1,752,815	(245,484)
Less: Net (income) loss attributable to non-controlling interest	828,495	(726,717)	101,778
Net income (loss) attributable to stockholders	(1,169,804)	1,026,098	(143,706)
Net income (loss) per common share, basic and diluted	(0.21)	0.18	(0.03)

Balance Sheet as of 12/31/2011
Warrant liability	-	654,756	654,756
Total liabilities	8,347,789	654,756	9,002,545
Additional paid-in capital	30,264,456	(3,662,520)	26,601,936
Accumulated retained earnings (deficit)	(4,253,042)	1,760,745	(2,492,297)
Non-controlling interest	7,921,882	1,247,019	9,168,901
Total stockholders' equity	18,020,097	(654,756)	17,365,341

Statement of Operations for the year ended 12/31/2011
Change in fair value of warrant liability	-	3,007,764	3,007,764
Net income (loss) attributable to the controlling and non-controlling interests	(6,250,886)	3,007,764	(3,243,122)
Less: Net (income) loss attributable to non-controlling interest	2,592,111	(1,247,019)	1,345,092
Net income (loss) attributable to stockholders	(3,658,775)	1,760,745	(1,898,030)
Net income (loss) per common share, basic and diluted	(0.66)	0.32	(0.34)

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	As Previously Reported ($)	Adjustments ($)	As Restated ($)
Balance Sheet as of 3/31/2012
Warrant liability	-	1,091,260	1,091,260
Total liabilities	8,011,286	1,091,260	9,102,546
Additional paid-in capital	30,311,377	(3,662,520)	26,648,857
Accumulated retained earnings (deficit)	(4,775,363)	1,500,501	(3,274,862)
Non-controlling interest	7,556,134	1,070,759	8,626,893
Total stockholders' equity	17,178,974	(1,091,260)	16,087,714

Statement of Operations for the three months ended 3/31/2012
Change in fair value of warrant liability	-	(436,504)	(436,504)
Net income (loss) attributable to the controlling and non-controlling interests	(888,069)	(436,504)	(1,324,573)
Less: Net (income) loss attributable to non-controlling interest	365,748	176,260	542,008
Net income (loss) attributable to stockholders	(522,321)	(260,244)	(782,565)
Net income (loss) per common share, basic and diluted	(0.09)	(0.05)	(0.14)

Balance Sheet as of 6/30/2012
Warrant liability	-	545,630	545,630
Total liabilities	7,895,418	545,630	8,441,048
Additional paid-in capital	30,427,228	(3,662,520)	26,764,708
Accumulated retained earnings (deficit)	(5,540,286)	1,826,242	(3,714,044)
Non-controlling interest	7,039,779	1,290,648	8,330,427
Total stockholders' equity	16,013,549	(545,630)	15,467,919

Statement of Operations for the three months ended 6/30/2012
Change in fair value of warrant liability	-	545,630	545,630
Net income (loss) attributable to the controlling and non-controlling interests	(1,281,278)	545,630	(735,648)
Less: Net (income) loss attributable to non-controlling interest	516,355	(219,889)	296,466
Net income (loss) attributable to stockholders	(764,923)	325,741	(439,182)
Net income (loss) per common share, basic and diluted	(0.14)	0.06	(0.08)

Statement of Operations for the six months ended 6/30/2012
Change in fair value of warrant liability	-	109,126	109,126
Net income (loss) attributable to the controlling and non-controlling interests	(2,169,347)	109,126	(2,060,221)
Less: Net (income) loss attributable to non-controlling interest	882,103	(43,629)	838,474
Net income (loss) attributable to stockholders	(1,287,244)	65,497	(1,221,747)
Net income (loss) per common share, basic and diluted	(0.23)	0.01	(0.22)

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	As Previously Reported ($)	Adjustments ($)	As Restated ($)
Balance Sheet as of 9/30/2012
Warrant liability	-	272,815	272,815
Total liabilities	8,200,074	272,815	8,472,889
Additional paid-in capital	30,546,434	(3,662,520)	26,883,914
Accumulated retained earnings (deficit)	(6,815,360)	1,989,222	(4,826,138)
Non-controlling interest	6,180,481	1,400,483	7,580,964
Total stockholders' equity	13,998,384	(272,815)	13,725,569

Statement of Operations for the three months ended 9/30/2012
Change in fair value of warrant liability	-	272,815	272,815
Net income (loss) attributable to the controlling and non-controlling interests	(2,134,372)	272,815	(1,861,557)
Less: Net (income) loss attributable to non-controlling interest	859,298	(109,835)	749,463
Net income (loss) attributable to stockholders	(1,275,074)	162,980	(1,112,094)
Net income (loss) per common share, basic and diluted	(0.23)	0.03	(0.20)

Statement of Operations for the nine months ended 9/30/2012
Change in fair value of warrant liability	-	381,941	381,941
Net income (loss) attributable to the controlling and non-controlling interests	(4,303,719)	381,941	(3,921,778)
Less: Net (income) loss attributable to non-controlling interest	1,741,401	(153,464)	1,587,937
Net income (loss) attributable to stockholders	(2,562,318)	228,477	(2,333,841)
Net income (loss) per common share, basic and diluted	(0.47)	0.04	(0.43)

The Audit Committee has discussed the matters disclosed in this Item 4.02 with Rothstein and has authorized and directed the Company to restate the Prior Financial Statements as soon as is reasonably practicable.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which represent the Company’s expectations or beliefs concerning various future events, can be identified by words such as “may”, “will”, “believes”, “intends” or other words indicating beliefs or future events, results or other matters that are not historical facts. Such statements include, but are not limited to, statements concerning amendments to the Company’s previously-filed annual and quarterly reports and information included in the Prior Financial Statements. The potential risks and uncertainties associated with these forward-looking statements include risks related to the Company’s internal controls, its compliance with applicable regulations, accounting principles and public disclosure, and other risks and uncertainties described in its filings with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements to reflect events or circumstances arising after the date of this report, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: February 13, 2013	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President & Chief Financial Officer

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